(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report

October 31, 2002


MuniYield
New Jersey
Insured Fund, Inc.



www.mlim.ml.com


MuniYield New Jersey Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD NEW JERSEY INSURED FUND, INC.

The Benefits
And Risks of
Leveraging

MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


MuniYield New Jersey Insured Fund, Inc., October 31, 2002


DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $.936 per share income dividends, which included earned and unpaid dividends of $.078. This represents a net annualized yield of 6.18%, based on a year-end net asset value of $15.14 per share. During the same period, the total investment return on the Fund's Common Stock was +6.27%, based on a change in per share net asset value from $15.17 to $15.14, and assuming reinvestment of $.936 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +5.09%, based on a change in per share net asset value from $14.86 to $15.14, and assuming reinvestment of $.468 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.27%.

The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Specific to New Jersey, the state's general obligation rating was downgraded by both Moody's Investor Service and Standard & Poor's and now stands at Aa2 and AA, respectively. These actions reflect a deteriorating fiscal situation brought about by declining revenue projections amid sluggish economic growth. Balancing the budget for fiscal year 2002 required a significant reduction in the state's available general fund reserves that will likely reduce fiscal flexibility in later years. While Moody's maintains a negative outlook, both rating agencies cite such underlying fundamental strengths as a highly educated workforce and a diverse economic base as reasons to be optimistic about the state's economic prospects over the long term. As an insured portfolio, the Fund was largely insulated from any negative price reactions resulting from the rating downgrade. Indeed, given the overall positive environment for fixed income securities, price reactions were very limited. Going forward, any additional credit deterioration should have a limited effect on the Fund's holdings because of the inherent high credit quality profile of the portfolio.

Portfolio Strategy
During the six-month period ended October 31, 2002, the Fund's competitive distribution yield and leveraged structure largely offset its defensive investment position and allowed the Fund to fully participate in recent market gains. While positioning the Fund for expected higher interest rates, some potential price gains were sacrificed in exchange for a lower degree of interest rate risk and volatility. Over the past year, we undertook a number of measures to accomplish this goal, including a reduction in the average maturity of the Fund and the implementation of a modest hedge employing ten-year U.S. Treasury note futures. While cash reserves were minimal for the period, more than 65% of the Fund's holdings are set to mature in less than 20 years. Our decision to allocate Fund assets accordingly reflected the shape of the municipal yield curve and our recognition that approximately 90% - 95% of the yield available on 30-year municipal bonds can be derived by investing in the 15-year - 20-year sector. In light of a generally cautious investment outlook, this appears to be a reasonable tradeoff, given the lower degree of interest rate risk achieved by investing in shorter maturities.

With the foregoing strategy in mind, our efforts were also directed toward maintaining the Fund's competitive income distribution by modestly raising the credit risk profile of the Fund. We accomplished this through selective increases in exposure to lower investment-grade health care bonds. Municipal credit spreads remain attractive compared to historical averages and, within the context of a recovering economy, represent a good value and should offer a solid total return potential in coming months. In addition, many of the Fund's housing bonds were subject to prepayment calls that occur when individuals holding the underlying mortgages refinance or sell their homes. These bond redemptions typically happen when interest rates are low. As such, reinvestment of the proceeds generally entails accepting a reduced income stream; however, given the favorable risk/reward ratio presently in the market, the effect of these prepayments on the overall Fund was limited as we reinvested in lower investment-grade municipal bonds. Nevertheless, we continued to be mindful of the relatively conservative approach mandated by the Fund's investment restrictions. At October 31, 2002, 86.9% of the Fund's assets were insured and rated AAA by at least one of the major rating agencies. We implemented our strategy as a means to capture perceived value in the marketplace and as such we did not reflect a departure from past practices.

During the six-month period ended October 31, 2002, the Fund's borrowing costs remained at very low levels, approximately 1.25%. These attractive borrowing levels in combination with a steep tax-exempt yield curve has generated a substantial income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. Further material declines in short-term interest rates would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We anticipate our short-term borrowing costs to remain at attractive levels for the foreseeable future. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock Shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Caution will continue to characterize the Fund's investment stance over the next few months as prospects for heavy new-issue municipal volume has put pressure on a market expected to weaken against the backdrop of a strengthening economy. Barring any major change in market fundamentals, we do not anticipate any significant alteration in strategy. As evidenced by recent favorable performance results when interest rates rose, we believe the Fund is positioned appropriately given our investment outlook. However, to the extent that fixed income markets remain buoyant, we expect that the Fund may not be able to provide enhanced results.

In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and
Portfolio Manager



November 22, 2002



MuniYield New Jersey Insured Fund, Inc., October 31, 2002


Portfolio
Abbreviations


To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT           Alternative Minimum Tax
              (subject to)
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
EDA           Economic Development Authority
GO            General Obligation Bonds
M/F           Multi-Family
RIB           Residual Interest Bonds
VRDN          Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
        S&P         Moody's     Face
STATE   Ratings+++  Ratings+++ Amount  Issue                                                                         Value
New         AA      NR*      $  1,000  Burlington County, New Jersey, Bridge Commission Revenue Bonds
Jersey                                 (Governmental Leasing Program), 5.25% due 8/15/2018                            $   1,065
--129.7%
            AAA     Aaa         4,765  Cape May County, New Jersey, Industrial Pollution Control Financing
                                       Authority Revenue Bonds (Atlantic City Electric Company Project),
                                       AMT, Series A, 7.20% due 11/01/2029 (d)                                            5,301

            AAA     Aaa         3,010  Carteret, New Jersey, Board of Education, COP, 6.75% due
                                       10/15/2004 (d)(e)(h)                                                               3,358

                                       Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                       Bonds:
            AAA     Aaa         3,000    5.40% due 1/01/2016 (b)                                                          3,229
            NR*     Aaa         2,500    RIB, Series 396, 9.873% due 1/01/2019 (c)(f)                                     3,095


MuniYield New Jersey Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
        S&P         Moody's     Face
STATE   Ratings+++  Ratings+++ Amount  Issue                                                                         Value
New         AAA     Aaa       $ 1,500  Freehold, New Jersey, Regional High School District, GO, Refunding,
Jersey                                 5% due 3/01/2018 (b)                                                            $  1,598
(continued)
            BBB     NR*         2,000  Gloucester County, New Jersey, Improvement Authority, Solid Waste
                                       Resource Recovery Revenue Refunding Bonds (Waste Management Inc.
                                       Project), Series A, 6.85% due 12/01/2029                                           2,182

            AAA     Aaa         1,000  Hudson County, New Jersey, COP, Refunding, 6.25% due 12/01/2016 (d)                1,208

            AAA     NR*         8,250  Hudson County, New Jersey, Improvement Authority, Facility Lease
                                       Revenue Refunding Bonds (Hudson County Lease Project), 5.375% due
                                       10/01/2024 (b)                                                                     8,597

                                       Jackson Township, New Jersey, School District, GO (b):
            AAA     Aaa         2,880    5% due 4/15/2017                                                                 3,031
            AAA     Aaa         5,200    5% due 4/15/2020                                                                 5,358

            AAA     Aaa         3,750  Jersey City, New Jersey, Sewer Authority, Sewer Revenue Refunding
                                       Bonds, 6.25% due 1/01/2014 (a)                                                     4,477

            AAA     Aaa         2,000  Middlesex County, New Jersey, COP, Refunding, 5% due 8/01/2022 (d)                 2,040

                                       Monmouth County, New Jersey, Improvement Authority Governmental
                                       Loan Revenue Bonds (a):
            AAA     Aaa           735    5.20% due 12/01/2014                                                               798
            AAA     Aaa         2,305    5.25% due 12/01/2015                                                             2,504

                                       Monmouth County, New Jersey, Improvement Authority, Governmental
                                       Loan Revenue Refunding Bonds (a):
            AAA     Aaa         2,070    5% due 12/01/2014                                                                2,225
            AAA     Aaa         1,695    5% due 12/01/2017                                                                1,781
            AAA     Aaa         1,520    5% due 12/01/2018                                                                1,585
            AAA     Aaa         1,540    5% due 12/01/2019                                                                1,594

            BBB-    NR*         1,000  New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                       Series C, 5.50% due 1/01/2028                                                        915

            BBB-    NR*         1,700  New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
                                       Village), Series A, 5.50% due 1/01/2018                                            1,619

            NR*     Aaa         3,000  New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                       (NUI Corporation), RIB, Series 371, 10.77% due 10/01/2022 (a)(f)                   3,580

                                       New Jersey EDA, Revenue Bonds:
            AAA     Aaa         2,305    (Educational Testing Service), Series B, 6.125% due 5/15/2005 (d)(e)             2,582
            AAA     Aaa         3,000    (School Facilities-Construction), GO, Series A, 5.25% due 6/15/2019 (a)          3,166
            AAA     Aaa         9,080    (Transportation Project Sublease), Series A, 5.875% due 5/01/2014 (c)           10,251

            AAA     Aaa         2,835  New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care Corporation),
                                       6.50% due 7/01/2024 (c)                                                            3,088

            AAA     Aaa         1,150  New Jersey EDA, State Contract Revenue Bonds (Economic Recovery),
                                       Series A, 6% due 3/15/2021 (c)                                                     1,176

            NR*     Aaa         2,535  New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT, Series
                                       417, 11.57% due 11/01/2034 (b)(f)                                                  3,040

            AAA     Aaa         1,990  New Jersey Environmental Infrastructure Trust, Environmental
                                       Infrastructure Revenue Bonds, Series A, 5% due 9/01/2016                           2,119

            NR*     Baa1        4,000  New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                       (South Jersey Hospital), 6% due 7/01/2026                                          4,121

                                       New Jersey Health Care Facilities Financing Authority, Revenue
                                       Refunding Bonds:
            A-      A3            615    (Atlantic City Medical Center), 6.25% due 7/01/2017                                678
            A-      A3          1,315    (Atlantic City Medical Center), 5.75% due 7/01/2025                              1,348
            BBB+    NR*         2,425    (Holy Name Hospital), 6% due 7/01/2025                                           2,431
            AAA     Aaa         2,250    (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)               2,357
            BBB-    Baa3        1,000    (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                      963

            AAA     Aaa         2,000  New Jersey Sports and Exposition Authority, Luxury Tax Revenue Refunding
                                       Bonds (Convention Center), 5% due 9/01/2017 (d)                                    2,069

                                       New Jersey State Educational Facilities Authority, Revenue Refunding
                                       Bonds (William Paterson University), Series E:
            AAA     Aaa         1,440    5.375% due 7/01/2017                                                             1,564
            AAA     Aaa         1,725    5% due 7/01/2021                                                                 1,761

            AAA     Aaa         9,775  New Jersey State Higher Education Assistance Authority, Student Loan
                                       Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)                             10,098

                                       New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                       Revenue Bonds, AMT (d):
            AAA     Aaa         3,150    Series CC, 5.80% due 10/01/2020                                                  3,307
            AAA     Aaa         2,190    Series M, 7% due 10/01/2026                                                      2,292

            AAA     Aaa         2,675  New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                       Revenue Refunding Bonds, Series A, 6.05% due 11/01/2020 (a)                        2,781

            AAA     Aaa         5,350  New Jersey State Transit Corporation, COP, 6.50% due 10/01/2016 (c)                6,159

                                       New Jersey State Transportation Trust Fund Authority, Transportation
                                       System Revenue Bonds:
            AAA     Aaa         1,500    Series A, 5% due 6/15/2018 (c)                                                   1,546
            AAA     Aaa         2,750    Series B, 5% due 6/15/2013 (a)                                                   2,929

                                       New Jersey State Transportation Trust Fund Authority, Transportation
                                       System Revenue Refunding Bonds, Series B (d):
            AAA     Aaa         1,590    6% due 12/15/2017                                                                1,824
            AAA     Aaa         1,100    6% due 12/15/2019                                                                1,251

            AAA     Aaa         2,500  New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                       Series A, 5.75% due 1/01/2019 (d)                                                  2,739

                                       Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
            AA-     A1          1,000    93rd Series, 6.125% due 6/01/2094                                                1,155
            AAA     Aaa         4,000    AMT, 97th Series, 6.65% due 1/15/2023 (b)                                        4,336

                                       Port Authority of New York and New Jersey, Consolidated Revenue
                                       Refunding Bonds:
            AAA     Aaa         1,315    125th Series, 5% due 10/15/2021 (c)                                              1,345
            AAA     Aaa         3,500    AMT, 96th Series, 6.60% due 10/01/2023 (b)                                       3,781

            AAA     Aaa         4,075  Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                       Receipts, AMT, Class R, Series 10, 9.578% due 1/15/2017 (c)(f)                     4,929

            AAA     Aaa         3,180  Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                       DRIVERS, Series 153, 8.39% due 9/15/2012 (b)(f)                                    3,650

            A1+     VMIG1++     1,100  Port Authority of New York and New Jersey, Special Obligation Revenue
                                       Refunding Bonds (Versatile Structure Obligation), VRDN, Series 5,
                                       1.85% due 8/01/2024 (g)                                                            1,100

            AAA     Aaa         1,180  South Brunswick Township, New Jersey, Board of Education, GO, 6.40% due
                                       8/01/2005 (b)(e)                                                                   1,318



MuniYield New Jersey Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
        S&P         Moody's     Face
STATE   Ratings+++  Ratings+++ Amount  Issue                                                                         Value
New Jersey  A       A1        $ 3,800  Tobacco Settlement Financing Corporation, New Jersey, Asset-Backed Revenue
(concluded)                            Refunding Bonds, 6% due 6/01/2037                                                $ 3,615

                                       Union County, New Jersey, Utilities Authority, Senior Lease Revenue Refunding
                                       Bonds (Ogden Martin System of Union), AMT, Series A (a):
            AAA     Aaa         1,590    5.375% due 6/01/2017                                                             1,634
            AAA     Aaa         1,670    5.375% due 6/01/2018                                                             1,706

                                       University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                                       Series A (a):
            AAA     Aaa           570    5.50% due 12/01/2018                                                               626
            AAA     Aaa         1,145    5.50% due 12/01/2019                                                             1,248
            AAA     Aaa         1,130    5.50% due 12/01/2020                                                             1,225
            AAA     Aaa           865    5.50% due 12/01/2021                                                               933


Puerto      AAA     Aaa           640  Puerto Rico Commonwealth, Public Improvement, GO, Series A, 5.50% due
Rico--6.8%                             7/01/2015 (b)                                                                        737

            NR*     Aa2         2,110  Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                                       Control Facilities Revenue Bonds (Ascension Health), RIB, Series 377,
                                       10.07% due 11/15/2030 (f)                                                          2,505

            AAA     NR*         5,250  Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS, Series 211,
                                       8.37% due 7/01/2021 (d)(f)                                                         5,796


            Total Investments (Cost--$167,816)--136.5%                                                                  180,419

            Variation Margin on Financial Futures Contracts**--0.0%                                                        (86)

            Other Assets Less Liabilities--5.9%                                                                           7,825

            Preferred Stock, at Redemption Value--(42.4%)                                                              (56,012)
                                                                                                                       --------
            Net Assets Applicable to Common Stock--100.0%                                                              $132,146
                                                                                                                       ========



(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(h)Security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Financial futures contracts sold as of October 31, 2002 were as follows:

                                                     (in Thousands)

Number of                           Expiration
Contracts          Issue               Date             Value

   190    U.S. Treasury Bonds     December 2002    $         21,797
                                                   ----------------
Total Financial Futures Contracts Sold
(Total Contract Price--$21,258)                    $         21,797
                                                   ================

++Highest short-term rating by Moody's Investors Service, Inc.
+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.


STATEMENT OF NET ASSETS
                    As of October 31, 2002
Assets:             Investments, at value (identified cost--$167,815,506)                                   $180,418,976
                    Cash                                                                                          62,677
                    Receivables:
                      Securities sold                                                      $  4,671,688
                      Interest                                                                3,348,846        8,020,534
                                                                                           ------------
                    Prepaid expenses                                                                              16,835
                                                                                                            ------------
                    Total assets                                                                             188,519,022
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to Common Stock shareholders                                    156,667
                      Variation margin                                                           86,094
                      Investment adviser                                                         83,142          325,903
                                                                                           ------------
                    Accrued expenses                                                                              35,710
                                                                                                            ------------
                    Total liabilities                                                                            361,613
                                                                                                            ------------

Preferred Stock:    Preferred Stock, at redemption value, par value $.05 per share
                    (2,240 Series A shares of AMPS* issued and outstanding at $25,000
                    per share liquidation preference)                                                         56,011,715
                                                                                                            ------------

Net Assets          Net assets applicable to Common Stock                                                   $132,145,694
Applicable                                                                                                  ============
To Common
Stock:

Analysis of         Common Stock, par value $.10 per share (8,725,777 shares issued
Net Assets          and outstanding)                                                                        $    872,578
Applicable          Paid-in capital in excess of par                                                         122,386,614
to Common           Undistributed investment income--net                                   $  1,288,896
Stock:              Accumulated realized capital losses on investments--net                 (4,467,035)
                    Unrealized appreciation on investments--net                              12,064,641
                                                                                           ------------
                    Total accumlated earnings--net                                                             8,886,502
                                                                                                            ------------
                    Total--Equivalent to $15.14 net asset value per share of Common
                    Stock (market price--$14.45)                                                            $132,145,694
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc., October 31, 2002


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2002
Investment          Interest                                                                                 $10,576,014
Income:

Expenses:           Investment advisory fees                                               $    932,001
                    Commission fees                                                             141,971
                    Accounting services                                                          85,408
                    Professional fees                                                            70,905
                    Transfer agent fees                                                          44,181
                    Directors' fees and expenses                                                 30,324
                    Listing fees                                                                 20,210
                    Printing and shareholder reports                                             18,629
                    Custodian fees                                                               12,464
                    Pricing fees                                                                 11,136
                    Other                                                                        26,021
                                                                                           ------------
                    Total expenses                                                                             1,393,250
                                                                                                            ------------
                    Investment income--net                                                                     9,182,764
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                          (454,136)
Unrealized Loss on  Change in unrealized appreciation/depreciation on
Investments--Net:   investments--net                                                                            (20,038)
                                                                                                            ------------
                    Total realized and unrealized loss on investments--net                                     (474,174)
                                                                                                            ------------

Dividends &         Investment income--net                                                                     (738,976)
Distributions to    Realized gain on investments--net                                                           (11,827)
Preferred Stock                                                                                             ------------
Shareholders:       Total dividends and distributions to Preferred Stock shareholders                          (750,803)
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  7,957,787
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   October 31,
                    Increase (Decrease) in Net Assets:                                         2002            2001++
Operations:         Investment income--net                                                 $  9,182,764     $  8,892,380
                    Realized gain (loss) on investments--net                                  (454,136)        2,983,687
                    Change in unrealized appreciation/depreciation on investments--net         (20,038)        7,437,791
                    Dividends and distributions to Preferred Stock shareholders               (750,803)      (1,686,048)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      7,957,787       17,627,810
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                  (8,129,950)      (7,227,738)
Distributions to    Realized gain on investments--net                                          (50,541)               --
Common Stock                                                                               ------------     ------------
Shareholders:       Net decrease in net assets resulting from dividends and
                    distributions to Common Stock shareholders                              (8,180,491)      (7,227,738)
                                                                                           ------------     ------------

Common Stock        Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends and distributions                               1,356,105          727,086
                                                                                           ------------     ------------

Net Assets          Total increase in net assets applicable to Common Stock                   1,133,401       11,127,158
Applicable          Beginning of year                                                       131,012,293      119,885,135
To Common Stock:                                                                           ------------     ------------
                    End of year*                                                           $132,145,694     $131,012,293
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  1,288,896     $    878,543
                                                                                           ============     ============


++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc., October 31, 2002


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  2002        2001       2000       1999       1998
Per Share           Net asset value, beginning of year               $   15.17   $  13.96   $  13.48    $  15.96   $  15.49
Operating                                                            ---------   --------   --------    --------   --------
Performance:++      Investment income--net                                1.07       1.04       1.03        1.07       1.11
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.06)       1.21        .51      (2.24)        .49
                    Dividends and distributions to Preferred
                    Stock shareholders:
                      Investment income--net                             (.09)      (.20)      (.25)       (.19)      (.20)
                      Realized gain on investments--net                  --+++         --         --          --      (.03)
                      In excess of realized gain on
                      investments--net                                      --         --         --       (.02)         --
                                                                     ---------   --------   --------    --------   --------
                    Total from investment operations                       .92       2.05       1.29      (1.38)       1.37
                                                                     ---------   --------   --------    --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                             (.94)      (.84)      (.81)       (.88)      (.88)
                      Realized gain on investments--net                  (.01)         --         --          --      (.02)
                      In excess of realized gain on
                      investments--net                                      --         --         --       (.22)         --
                                                                     ---------   --------   --------    --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (.95)      (.84)      (.81)      (1.10)      (.90)
                                                                     ---------   --------   --------    --------   --------
                    Net asset value, end of year                     $   15.14   $  15.17   $  13.96    $  13.48   $  15.96
                                                                     =========   ========   ========    ========   ========
                    Market price per share, end of year              $   14.45   $  15.04   $ 13.375    $ 12.625   $  16.75
                                                                     =========   ========   ========    ========   ========

Total Investment    Based on market price per share                      2.30%     19.04%     12.80%    (18.97%)     12.13%
Return:*                                                             =========   ========   ========    ========   ========
                    Based on net asset value per share                   6.27%     15.04%     10.27%     (9.20%)      9.07%
                                                                     =========   ========   ========    ========   ========

Ratios Based on     Total expenses**                                     1.07%      1.11%      1.11%       1.03%      1.03%
Average Net                                                          =========   ========   ========    ========   ========
Assets of           Total investment income--net**                       7.04%      7.01%      7.56%       7.07%      7.10%
Common Stock:                                                        =========   ========   ========    ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                          .57%      1.33%      1.86%       1.24%      1.30%
                                                                     =========   ========   ========    ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         6.47%      5.68%      5.70%       5.83%      5.80%
                                                                     =========   ========   ========    ========   ========
Ratios Based on     Total expenses                                        .75%       .77%       .75%        .72%       .72%
Average Net Assets                                                   =========   ========   ========    ========   ========
Of Common &         Total investment income--net                         4.93%      4.86%      5.10%       4.94%      4.96%
Preferred Stock:**                                                   =========   ========   ========    ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            1.32%      3.01%      3.85%       2.87%      3.06%
Average Net                                                          =========   ========   ========    ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets applicable to Common Stock,
Data:               end of year (in thousands)                       $ 132,146   $131,012   $119,885    $115,763   $135,578
                                                                     =========   ========   ========    ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                   $  56,000   $ 56,000   $ 56,000    $ 56,000   $ 56,000
                                                                     =========   ========   ========    ========   ========
                    Portfolio turnover                                  28.45%     57.25%     50.65%      61.80%     46.23%
                                                                     =========   ========   ========    ========   ========

Leverage:           Asset coverage per $1,000                        $   3,360   $  3,340   $  3,141    $  3,067   $  3,421
                                                                     =========   ========   ========    ========   ========

Dividends           Investment income--net                           $     330   $    753   $    966    $    716   $    765
Per Share                                                            =========   ========   ========    ========   ========
On Preferred
Stock
Outstanding:


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Amount is less than $.01 per share.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MuniYield New Jersey Insured Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $133,096 increase in cost of securities (which in return results in a corresponding $133,096 decrease in net unrealized appreciation and a corresponding $133,096 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $61,312, decrease net unrealized appreciation by $135,654 and increase net realized capital losses by $58,754. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $36,581 have been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the year ended October 31, 2002, the Fund reimbursed FAM $8,306 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $51,165,179 and $54,627,167, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

                                     Realized        Unrealized
                                      Gains            Gains
                                     (Losses)         (Losses)

Long-term investments             $  1,356,789      $12,603,470
Financial futures contracts        (1,810,925)        (538,829)
                                  ------------      -----------
Total                             $  (454,136)      $12,064,641
                                  ============      ===========



As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $12,739,124, of which $12,884,211 related to appreciated securities and $145,087 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $167,679,852.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock
Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 increased by 90,512 and 48,705, respectively, as a result of dividend reinvestment.

Preferred Stock
AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 2002 was 1.09%.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $93,419 as commissions.


5. Distributions to Shareholders:
On November 7, 2002, a tax-exempt income dividend of $.078000 was declared. The dividend was paid on November 27, 2002 to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:


                                    10/31/2002       10/31/2001
Distributions paid from:
   Tax-exempt income             $   8,868,926    $   8,913,786
   Ordinary income                      62,368               --
                                 -------------    -------------
Total distributions              $   8,931,294    $   8,913,786
                                 =============    =============




As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net              $   1,153,242
Undistributed ordinary income--net                       50,985
Undistributed long-term capital gains--net                   --
                                                  -------------
Total undistributed earnings--net                     1,204,227
Capital loss carryforward                          (2,391,066)*
Unrealized gains--net                              10,073,341**
                                                  -------------
Total accumulated earnings--net                   $   8,886,502
                                                  =============



*On October 31, 2002, the Fund had a net capital loss carryforward of $2,391,066, of which $1,312,815 expires in 2008 and $1,078,251 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MuniYield New Jersey Insured Fund, Inc., October 31, 2002


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield New Jersey Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield New Jersey Insured Fund, Inc. as of October 31, 2002, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Insured Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2002



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New Jersey Insured Fund, Inc. during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:


                                     Payable           Ordinary
                                       Date              Income

Common Stock Shareholders           12/28/2001          $.005843
Preferred Stock Shareholders        12/10/2001           $5.28


Please retain this information for your records.



QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2002 were as follows:

                                    Percent of
S&P Rating/Moody's Rating        Total Investments

AAA/Aaa                                 86.9%
AA/Aa                                    2.6
A/A                                      3.1
BBB/Baa                                  6.8
Other*                                   0.6


*Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



MuniYield New Jersey Insured Fund, Inc., October 31, 2002

OFFICERS AND DIRECTORS
                                                                                                       Number of        Other
                                                                                                     Portfolios in    Director-
                           Position(s)      Length                                                    Fund Complex      ships
                               Held        of Time                                                    Overseen by      Held by
Name      Address & Age     with Fund       Served    Principal Occupation(s) During Past 5 Years       Director       Director

Interested Director
Terry K.  P.O. Box 9011     President    1999 to      Chairman, Americas Region since 2001, and          117 Funds       None
Glenn*    Princeton, NJ     and          present      Executive Vice President since 1983 of Fund      162 Portfolios
          08543-9011        Director     and 1992     Asset Management, L.P. ("FAM") and Merrill
          Age: 62                        to present   Lynch Investment Managers, L.P. ("MLIM");
                                                      President of Merrill Lynch Mutual Funds since
                                                      1999; President of FAM Distributors, Inc.
                                                      ("FAMD") since 1986 and Director thereof
                                                      since 1991; Executive Vice President and
                                                      Director of Princeton Services, Inc.
                                                      ("Princeton Services") since 1993; President of
                                                      Princeton Administrators, L.P. since 1988; Director
                                                      of Financial Data Services, Inc. since 1985.


          *Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
          Princeton Services; and President of Princeton Administrators, L.P.
          The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


                                                                                                       Number of        Other
                                                                                                     Portfolios in    Director-
                           Position(s)      Length                                                    Fund Complex      ships
                               Held        of Time                                                    Overseen by      Held by
Name      Address & Age     with Fund      Served*    Principal Occupation(s) During Past 5 Years       Director       Director

Independent Directors
Donald W. P.O. Box 9011     Director     2002 to      General Partner of The Burton Partnership,        23 Funds      ITC Delta-
Burton    Princeton, NJ                  present      Limited Partnership since 1979; Managing       34 Portfolios    Com, Inc.;
          08543-9011                                  General Partner of The South Atlantic Venture                  ITC Holding
          Age: 58                                     Funds since 1983; Member of the Investment                       Company,
                                                      Advisory Committee of the Florida State Board                     Inc.;
                                                      of Administration since 2001.                                    Knology,
                                                                                                                     Inc.; Main-
                                                                                                                       Bancorp,
                                                                                                                      N.A.; Pri-
                                                                                                                     Care, Inc.;
                                                                                                                       Sumbion,
                                                                                                                         Inc.

M. Colyer P.O. Box 9011     Director     1992 to      James R. Williston Professor of Investment        23 Funds      Cambridge
Crum      Princeton, NJ                  present      Management Emeritus, Harvard Business          34 Portfolios     Bancorp
          08543-9011                                  School since 1996.
          Age: 70


Laurie    P.O. Box 9011     Director     1999 to      Professor of Finance and Economics, Graduate        23 Funds       None
Simon     Princeton, NJ                  present      School of Business, Columbia University since    34 Portfolios
Hodrick   08543-9011                                  1998; Associate Professor of Finance and
          Age: 40                                     Economics, Graduate School of Business,
                                                      Columbia University from 1996 to 1998.


J. Thomas P.O. Box 9011     Director     1992 to      Managing Partner of the Witt Touchton Company       23 Funds       TECO
Touchton  Princeton, NJ                  present      since 1972.                                      34 Portfolios Energy, Inc.
          08543-9011
          Age: 63

Fred G.   P.O. Box 9011     Director     1998 to      Managing Director of FGW Associates since 1997;     23 Funds      Watson
Weiss     Princeton, NJ                  present      Vice President, Planning, Investment and         34 Portfolios  Pharmaceu-
          08543-9011                                  Development of Warner Lambert Co. from 1979                   ticals, Inc.
          Age: 61                                     to 1997.


          *The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


                           Position(s)    Length
                               Held      of Time
Name      Address & Age     with Fund    Served*      Principal Occupation(s) During Past 5 Years

Fund Officers
Donald C. P.O. Box 9011     Vice         1993 to      First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke     Princeton, NJ     President    present      since 1999; Senior Vice President and Treasurer of Princeton Services
          08543-9011        and          and          since 1999; Vice President of FAMD since 1999; Vice President
          Age: 42           Treasurer    1999 to      of FAM and MLIM from 1990 to 1997; Director of Taxation of
                                         present      MLIM since 1990.

Kenneth   P.O. Box 9011     Senior Vice  2002 to      Managing Director of FAM and MLIM since 1997.
A.        Princeton, NJ     President    present
Jacob     08543-9011
          Age: 51

John M.   P.O. Box 9011     Senior Vice  2002 to      Managing Director of FAM and MLIM since 2000; First Vice President of
Loffredo  Princeton, NJ     President    present      MLIM since 1997; Vice President of MLIM from 1991 to 1997.
          08543-9011
          Age: 38

Theodore  P.O. Box 9011     Vice         1997 to      Director (Municipal Tax-Exempt Fund Management) of FAM since 1997.
R.        Princeton, NJ     President    present
Jaeckel   08543-9011        and
Jr.       Age: 41           Portfolio
                            Manager

Brian D.  P.O. Box 9011     Secretary    2002 to      Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed
Stewart   Princeton, NJ                  present      Smith from 2001 to 2002 and Saul Ewing from 1999 to 2001.
          08543-9011
          Age: 33


          *Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent

Common Stock:
The Bank of New York
100 Church Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MJI